UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2023

Rubicon Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40910	88-3703651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Main Street Suite #610 Lexington, KY	40507
(Address of principal executive offices)	(Zip Code)

(844) 479-1507

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RBT	New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	RBT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2023, Michael Heller and Rubicon Technologies, Inc. (the “Company”) entered into a General Release and Separation Agreement providing for the separation of Mr. Heller’s employment as Chief Administrative Officer of the Company, effective February 13, 2023 (the “Separation Agreement”).

The Separation Agreement provides for, among other things: (a) a 2022 annual bonus payment in the amount of $271,097.50; (b) a separation payment in the amount of $1,402,929.74; (c) an additional separation payment of $1,402,929.74; (d) payment of 100% of COBRA premium payments for 18 months and an additional $50,000 payment in the event Mr. Heller is still unemployed after 18 months; (e) payment of 100% of life and disability insurance premium payments for 24 months; (f) a payment in the amount of $7,500 in lieu of outplacement services; (g) payment of actual attorneys’ fees incurred in connection with negotiating the Separation Agreement up to a maximum of $25,000; (h) 1,173,822 restricted stock units granted and vested as of October 21, 2022; and (i) 1,775,480 fully vested Restricted Stock Units as of February 13, 2023 with a lockup period of 6 months.

Pursuant to the Separation Agreement, Mr. Heller continues to be subject to an ongoing non-disparagement provision, and the ongoing confidentiality and intellectual property provisions contained in his employment agreement.

Mr. Heller’s departure is not due to any disagreement with the Company’s operations, policies or practices.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibits No.	Description
10.1	General Release and Separation Agreement, dated as of February 13, 2023, by and between Michael Heller and Rubicon Technologies, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rubicon Technologies, Inc.

By:	/s/ Philip Rodoni
	Name:	Philip Rodoni
	Title:	Chief Executive Officer

Date: February 17, 2023

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